UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19793 84-11698358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

303 East 17th Avenue, Suite 660, Denver, Colorado (Address of principal executive offices)		80203 (Zip code)
Registrant’s telephone number, including area code: (303) 785-8080
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On February 21, 2007, Metretek Technologies, Inc., a Delaware corporation (the “Company”), announced that it will be presenting on February 21, 2007 at the Roth Capital Partners 19th Annual OC Conference being held in Dana Point, California. This presentation, to be given by W. Phillip Marcum, the President and Chief Executive Officer of the Company, A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company, and Sidney Hinton, President and Chief Executive Officer of the Company’s PowerSecure, Inc. subsidiary, will include information about the business, operations, financial results and prospects of the Company and its subsidiaries, including current operations, business initiatives and financial guidance for fiscal 2006 and fiscal 2007. Messrs. Marcum, Gabbard and Hinton, as well as other executive officers of the Company, may also be giving this investment presentation from time to time, after the Roth Capital Partners 19th Annual OC Conference, to other investors, investment analysts and other members of the financial and investment community. A copy of this investment presentation is available on the Company’s website at www.metretek.com under “Investor Info”, and is also attached to this Report as Exhibit 99.1 and incorporated herein by this reference.
     A copy of the Company’s press release announcing the Company’s presentation at the Roth Capital Partners 19th Annual OC Conference, along with the Company’s affirming guidance on fiscal 2006 and fiscal 2007 financial results, is attached to this Report as Exhibit 99.2 and incorporated herein by this reference.
     The presentation attached to this Report contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, cash flows and other future financial and non-financial items, performance or events; statements about current and proposed products, services, markets, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company’s subsidiaries; the size, timing and terms of sales and orders, including large customer orders, and the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the ability of the Company’s subsidiaries to obtain adequate supplies of key components and materials for their products and technologies on a timely and cost-effective basis; the ability of PowerSecure to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to manage its growth and to address the effects of any future changes in tariff structures and environmental requirements on its business solutions; the effects from time to time of hurricanes and other severe weather conditions on the demand for Southern Flow’s products and services; the ability of Metretek Florida to successfully develop and expand its products, service, technologies and markets; the effects of competition; changes in customer and industry demand and preferences; the ability of the Company to attract, retain and motivate key personnel; the effects of competition; the ability of the Company to secure and maintain key contracts and relationships; the effects of pending and future litigation, claims and disputes; changes in the energy industry generally and in the natural gas and electricity industries in particular, including price levels; general economic, market and business conditions; and other risks, uncertainties and other factors identified from time to time in the Company’s most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in the presentation speak only as of the date thereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
     The information in this Report, including the exhibits attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
99.1	Investment Presentation, dated February 21, 2007, of Metretek Technologies, Inc.

99.2	Press release of Metretek Technologies, Inc., issued February 21, 2007, announcing its presentation at the Roth Capital Partners 19th Annual OC Conference and discussing financial guidance for fiscal 2006 and fiscal 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ W. Phillip Marcum
W. Phillip Marcum
President and Chief Executive Officer

Dated: February 21, 2007

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